UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2025

NextTrip, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-38015	27-1865814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Paseo del Sol Santa Fe, New Mexico	87507
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (505) 438-2576

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NTRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 1, 2025, NextTrip, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Alumni Capital LP (the “Investor”) for the sale of a short-term promissory note (the “Note”) and warrants (“Warrants”) to Investor for total consideration of $300,000.

The Note is in the principal amount of $360,000 with an original issue discount of $60,000 and guaranteed interest on the principal amount of ten percent (10%) per annum, which shall be due and payable on July 1, 2025 (the “Maturity Date”). In the event of a failure to re-pay the Note on or before the Maturity Date, the interest rate will increase to the lesser of twenty-two percent (22%) per annum or the maximum amount permitted under law from the due date thereof until the same is paid.

The Note is convertible into shares of common stock of the Company (“Common Stock”) only upon an event of default.

Upon such an event of default, the Investor shall have the right to convert all or any part of the outstanding and unpaid principal, interest, penalties, and all other amounts under the Note into fully paid and non-assessable shares of the Common Stock at a conversion price of eighty percent (80%) of the lowest traded price of the Common Stock during the twenty (20) Business Days prior to Investor’s delivery of a notice of conversion (the “Conversion Price’), subject to adjustment in the event the Company is no longer DWAC eligible, is subject to a DTC “chill” and/or the Company ceases to be a reporting issuer. Notwithstanding the foregoing, conversions will be subject to limitation whereby such conversion would result in beneficial ownership by the Investor and its affiliates of more than 9.99% of the outstanding shares of Common Stock (the “Beneficial Ownership Limitation”) or would exceed 19.99% of the Company’s outstanding Common Stock as of the date hereof (the “Exchange Cap”).

The Company has agreed to reserve at least three (3) times the number of shares that is actually issuable upon full conversion of the Note (based on the Conversion Price of the Note in effect from time to time). In addition, while any portion of the Note is outstanding, if the Company receives net cash proceeds in excess of $1,000,000 but less than $2,000,000, the Investor is entitled to receive up to 50% of the outstanding amounts under the Note and, for such net cash proceeds in excess of $2,000,000, Investor is entitled to repayment in full.

Events of default under the Note include failure to pay principal or interest, conversion failures, material breaches of covenants, representations and warranties, certain insolvency events, cessation of trading, financial statement restatement and such similar events of default for transactions of this nature, provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock or would exceed the Exchange Cap.

In conjunction with the issuance of the Note to Investor, the Company also issued Warrants to purchase 80,000 shares of Common Stock at a price per share of $4.50, which represents 100% warrant coverage on the principal amount of the Note. The Warrants are exercisable on or prior to the five (5) year anniversary of the Effective Date.

The Purchase Agreement contains certain representations, warranties, covenants and events of default, as well as piggyback registration rights for future registration statements.

The foregoing summaries of the Purchase Agreement, Note and the Warrants do not purport to be complete and are subject to, and qualified in their entirety by, the forms of such documents attached as Exhibits 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 regarding the issuance by the Company of the Note is hereby incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 regarding the issuance of the Note and Warrants (the “Securities”) is hereby incorporated herein by reference.

The Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and were issued to the Alumni in a transaction exempt from registration under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder. Accordingly, the Securities constitute, and the shares of Company common stock underlying the Note and Warrants, when issued upon conversion of the Note and exercise of the Warrants, respectively, will constitute, “restricted securities” within the meaning of Rule 144 under the Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit Number	Description
4.1	Warrant by and between the Company and Alumni Capital LP, dated April 1, 2025.
10.1	Securities Purchase Agreement by and between the Company and Alumni Capital LP, dated April 1, 2025.
10.2	Promissory Note by and between the Company and Alumni Capital LP, dated April 1, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTTRIP, INC.

Date: April 4, 2025	By:	/s/ William Kerby
	Name:	William Kerby
	Title:	Chief Executive Officer